702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Global Managed Futures Strategy Fund

Multi-Hedge Strategies Fund

Supplement dated March 31, 2022 to the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Global Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (each, a “Fund” and together, the “Funds”).

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Mr. John Marchelya is added to the portfolio management team for the Global Managed Futures Strategy Fund and Mr. Adrian Bachman is added to the portfolio management team for the Multi-Hedge Strategies Fund. Mr. Marchelya joins Messrs. Michael P. Byrum and Ryan A. Harder as a portfolio manager of the Global Managed Futures Strategy Fund and Mr. Bachman joins Messrs. Byrum and Harder as a portfolio manager of the Multi-Hedge Strategies Fund. Therefore, effective immediately, the following changes are made to the Funds’ Prospectus and SAI:

I.PROSPECTUS CHANGES

Global Managed Futures Strategy Fund

  In the “Fund Summary” section of the Prospectus, the following information for Mr. Marchelya is added under the heading “Portfolio Managers.”

Mr. John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.

  In the “Management of the Funds” section of the Prospectus, Mr. Marchelya is added to the portfolio management team for the Global Managed Futures Strategy Fund and the following biographical information is added under the heading “Portfolio Management.”

John Marchelya, Ph.D., Director and Senior Research Analyst.  Mr. Marchelya has co-managed the Global Managed Futures Strategy Fund since March 2022. As a senior research analyst, Mr. Marchelya works within the quantitative team to develop new strategies for alternative investments and asset allocation. Prior to joining Guggenheim Investments in 2011, Mr. Marchelya served as a senior researcher and portfolio manager at Campbell and Company, a Commodities Trading Advisor (CTA) in Baltimore, MD, where he worked for 12 years.  Mr. Marchelya holds a Ph.D. in Operations Research from Johns Hopkins University, M.S. in Engineering-Economic Systems from Stanford University, and a B.S. in Engineering from the University of Illinois at Urbana-Champaign.

Multi-Hedge Strategies Fund

  In the “Fund Summary” section of the Prospectus, the following information for Mr. Bachman is added under the heading “Portfolio Managers.”

Mr. Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.

  In the “Management of the Funds” section of the Prospectus, Mr. Bachman is added to the portfolio management team for the Multi-Hedge Strategies Fund and the following biographical information is added under the heading “Portfolio Management.”

Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has co-managed the Multi-Hedge Strategies Fund since March 2022. Mr. Bachman is a portfolio manager at Guggenheim  Investments and joined the firm in 2014. In addition to his portfolio management responsibilities, he also conducts research on various quantitative equity strategies. Before joining Guggenheim Investments, Mr. Bachman spent six years at Arrow Investment Advisors. As portfolio manager at Arrow, he aided in the management of various alternative and equity funds and served on the firm’s investment committees. Before that, Mr. Bachman spent eleven years at Rydex Investments, now a part of Guggenheim  Investments. As portfolio manager, Mr. Bachman managed a sector rotation strategy and several sector funds and aided in the management of other tradable Rydex funds. Mr. Bachman has a B.S. in finance and international business from the University of Maryland, College Park, and has earned the Chartered Financial Analyst® designation.

II.SAI CHANGES

  In the “Management of the Funds” section of the SAI, the following information for Messrs. Marchelya and Bachman is added to the table under the headings “Portfolio Managers – Other Accounts Managed by Portfolio Managers.”

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adrian Bachman*	0	N/A	0	N/A	0	N/A
John Marchelya*	0	N/A	0	N/A	0	N/A

* Information provided for Messrs. Bachman and Marchelya is as of December 31, 2021.

None of the accounts managed by the portfolio managers are subject to performance based advisory fees.

  In the “Management of the Funds” section of the SAI, the following information for Messrs. Marchelya and Bachman is added to the table under the headings “Portfolio Managers – Fund Shares Owned by Portfolio Managers.”

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Adrian Bachman*	Multi-Hedge Strategies Fund	None
John Marchelya*	Global Managed Futures Strategy Fund	None

* Information provided for Messrs. Bachman and Marchelya is as of December 31, 2021.

Please retain this supplement for future reference.

RVT-SAI-SUP-0322x0522